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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2001

Minntech Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State of Incorporation)	0-11278 (Commission file number)	41-1229121 (I.R.S. Employer Identification No.)
14605—28th Avenue North Minneapolis, Minnesota (Address of principal executive offices)	55447 (Zip Code)

(673) 553-3300
(Registrant's telephone number)

Item 5.    Other Items—First Quarter Earnings

    On July 25, 2001, Minntech Corporation announced its earnings for the three months ended June 30, 2001. A copy of the press release that discusses these matters is filed as an exhibit to, and incorporated by reference in, this report.

Item 7.    Financial Statements and Exhibits.

Exhibits

99.
Press release of Minntech dated July 25, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINNTECH CORPORATION

Date: August 1, 2001	By:	/s/ BARBARA A. WRIGLEY Executive Vice President

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Item 5. Other Items—First Quarter Earnings
Item 7. Financial Statements and Exhibits.
SIGNATURE